UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 3, 2005

Glacier Bancorp, Inc.
(Exact name of registrant as specified in its charter)

MONTANA
(State or other jurisdiction of incorporation)

000-18911	81-0519541

(Commission File Number)	IRS Employer Identification No.

49 Commons Loop, Kalispell, MT 59901

(Address of principal executive offices) (zip code)

Not Applicable

(Former name or former address, if changed since last report)

Registrant’s telephone number, including area code:  406-756-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 3, 2005, Glacier Bancorp, Inc. reported its fourth quarter financial results.  See attached press release at exhibit 99.1.

The information in this Report on Form 8-K (including the exhibit) is furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statements and Exhibits

(a)	Financial statements - not applicable.

(b)	Pro forma financial information - not applicable.

(c)	Exhibits:

99.1 Press Release dated February 3, 2005 announcing fourth quarter financial results for 2004.

Item 7.01.  Regulation FD Disclosure

The information contained in this Item 7.01 of this Current Report on Form 8-K is also being furnished pursuant to “Item 2.02.  Results of Operations and Financial Condition” in accordance with SEC Release NO. 33-8216.

On February 3, 2005, we issued a press release announcing our fourth quarter financial results for 2004.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated:  February 3, 2005

GLACIER BANCORP, INC.

/s/ MICHAEL J. BLODNICK

Michael J. Blodnick President and Chief Executive Officer